Deutsche Bank Securities, Inc. 2007 Leveraged Finance Conference

Agenda Company Overview and Strategy - Jim Yost, Executive Vice President and Chief Financial Officer Financial Overview - Gary Findling, Treasurer

Forward Looking Statements This presentation contains forward-looking statements with respect to our financial condition and business. All statements other than statements of historical fact made in this press release are forward-looking. Such forward-looking statements include, among others, those statements including the words "expect," "anticipate," "intend," believe," and similar language. These forward-looking statements involve certain risks and uncertainties. Our actual results may differ significantly from those projected in the forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others: (1) competitive pressure in our industry; (2) fluctuations in the price of steel, aluminum, and other raw materials; (3) changes in general economic conditions; (4) our dependence on the automotive industry (which has historically been cyclical) and on a small number of major customers for the majority of our sales; (5) pricing pressure from automotive industry customers and the potential for re-sourcing of business to lower-cost providers; (6) changes in the financial markets or our debt ratings affecting our financial structure and our cost of capital and borrowed money; (7) the uncertainties inherent in international operations and foreign currency fluctuations; (8) our ability to divest non-core assets and businesses; (9) the risks described in our most recent Annual Report on Form 10-K and our periodic statements filed with the Securities and Exchange Commission; and (10) our ability to consummate the previously announced rights offering. You are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date of this presentation.

Company Overview and Highlights

Never Compromise on Integrity, Safety, Quality or Customers BE A PREMIER AUTOMOTIVE SUPPLIER Be the Lowest Cost Producer Have the best people in the Industry Grow through maximizing our customer satisfaction Our Vision

Invest in the Right Customers Focus on customer diversification Invest in the Right Geography Focus on leading cost locations with strong local and export opportunities Aggressive Cost Reductions Focus on Six Sigma and Lean Manufacturing and drive productivity improvements Our Strategy Invest in the Right Products Focus on product leadership and growth prospects

58% 74% 42% 26% INT'L US Right Geography Sales by Manufacturing Region Less dependent on U.S. market Projected

Right Geography Capacity Expansion - What's Next? Thailand Aluminum Expansion Phase 2 in 2nd half 2007 India Truck Wheel Expansion Phase 2 in Q1 2008 Turkey Steel Truck/Pass Car Expansion Start Up in Q2 2008 Czech Steel Pass Car Expansion Start Up in Q2 2008 India Pass Car Expansion Start Up Q4 2008 2nd Half 2007 & 2008 Strategic Investments Leveraging growth markets with strategic capital investments

65% 56% 45-50% 35% 44% 50-55% Other Leading-Cost Regions Right Geography Sales from Leading-Cost Regions Projected Projected Investment in leading-cost regions paying off

Right Customers Sales by Customer 71% 29% 82% 18% Other US Big 3 Significant reduction in exposure to US Big 3

Right Customers 2007 Key Business Wins 2007 Key Business Wins 2007 Key Business Wins 2007 Key Business Wins 2007 Key Business Wins Total YTD wins of $270M Total YTD wins of $270M

30% 7% 70% 93% WHEELS OTHER Right Products Sales by Segment More Wheel-focused company Projected

Right Products 2007 Projected Wheel Sales Balanced Product Mix Truck & Other Pass Car Aluminum Pass Car Steel 37% 26% 37%

Process Technology Water-cooled wheel molds Universal chucks Flow forming pass car steel wheels Zinc dust coating (ACG) High vent wheel Cast aluminum truck wheels Plastic clads on aluminum wheels Novachrome aluminum wheels Hybrid valve covers (ACG) PRODUCT TECHNOLOGY Right Products Technological Innovation

Management took strong actions in a tough operating environment Restructured U.S. Employee Compensation Savings of $20M in 2006 and $8M ongoing Restructured Business Units Consolidated Wheels and Components businesses; closed Huntington, IN and Ferndale, MI facilities Savings of $10M in 2006 and $25M ongoing Rationalized Non-Core Businesses Sold aluminum component casting business in Europe Sold aluminum powertrain facility in Indiana Restructured Balance Sheet Equity rights offering and refinancing Provided $80M in additional liquidity, generated annual interest savings of approximately $24M and extended debt maturities to 2014 Aggressive Cost Reductions Restructuring Activities

Summary - Poised to Grow Right Geographic Markets Global strategy is to be close to customers Growing presence in leading cost regions Right Customers Reduced exposure to U.S. Big 3 Increased penetration with Asian manufacturers Right Products Focus on core wheel business, with secondary focus on brake & powertrain Product leadership through technology and innovation Right Costs Seize and maintain cost leadership in all segments Productivity improvements driven by Six Sigma and Lean Manufacturing initiatives

Financial Review

Execute Operating Plan Second Quarter Financial Highlights Sales of $570M - up $89M or 19% International volume up $31M; US volume down ($8M) Wheels volume up $32M; Components volume down ($9M) Earnings from Operations of ($5M) - a decrease of $12M Excluding one-time items, up $12M from Q2 2006 Approximately $24M of one-time items recorded in Q2 2007 including: Loss on sale of Wabash, IN facility Anti-dilution adjustment - Long Term Incentive Plan Former Directors settlement Free Cash Flow1 of ($14M) - level with 2006 Includes one-time cash payments of approximately $7M related to refinancing Cash from Operations, excluding A/R programs improved by $10M On track for positive free cash flow in 2007 Liquidity $195M of liquidity as of July 31, 2007 Increase of $44M from prior year and $60M from Q1 1 Excludes securitization and factoring programs

Fiscal 2007 vs. Fiscal 2006 Financial Summary1 1 2006 financials have been adjusted to reflect Suspension and MGG as discontinued operations. Please see the appendix for the quarterly 2006 financials, excluding Suspension and MGG. 2 Please refer to the appendix for a reconciliation of this non-GAAP financial measure. ($ in millions)

Capital Structure Capital Structure Debt Maturities ($ in millions) ($ in millions) No significant debt maturities until 2014 2007 2008 2009 2010 2011-2015 *2007 excludes debt maturity of $27M German A/R program, which we expect to renew annually. *Excludes pre-payments

Senior Notes Summary Euro 130M, 8.25% Senior Notes due 2015 Issued in May 2007 Issued by Hayes Lemmerz Finance LLC - Luxembourg S.C.A. and guaranteed by Hayes Lemmerz International, Inc. Expect registration process to be completed in November; trading on Luxembourg Exchange Current price level of about $93.00 (9.55% yield)

Liquidity Excellent Liquidity

Adjusted EBITDA Continuing Ops 2005-2007 Profitability from continuing operations improving ($ in millions) $171M $182M $185M $189M $200M-$210M 6% 10%-15% Guidance provided September 6, 2007 (not updated since)

2007 Outlook Summary Continued strong Global Wheel performance Operating plan is on track Financial Outlook (as of September 6, 2007) Q1 guidance reconfirmed on September 6, 2007 (not updated since) Sales of $2.2 billion Adjusted EBITDA between $200 - $210 million Capital expenditures between $90 - $95 million Positive Free Cash Flow On track for 2007 goals

Investment Highlights Global Market Leader #1 or #2 in most markets and product segments Leading Cost Provider Multiple facilities in countries with low production costs Material cost pass through / recovery Less capital intensity as a result of components divestitures Diversified Revenue Stream Broad, global customer base Reduced exposure to OEMs in North America Diversified product offerings, end markets and platforms Global Technology Innovator Full product and process capabilities Production capabilities for larger wheels Strong Financial Position Deleveraging with rights offering; Net Leverage of 2.6x Enhanced liquidity position No significant debt maturities for 6 years Experienced Leadership Team in Place Significant automotive and best manufacturing practices experience Successful execution of restructuring plan

Appendix

Non-GAAP Financial Information Adjusted EBITDA1 1 Please refer to the appendix for an explanation of why the Company's management believes this financial measure provides useful information to investors. ($ in millions)

2006 Financials by Quarter The following financials have been updated to reflect Suspension and MGG as discontinued operations: ($ in millions)

Financial Measures Adjusted EBITDA: EBITDA, a measure used by management to measure operating performance, is defined as earnings from operations plus depreciation and amortization. Adjusted EBITDA is defined as EBITDA further adjusted to exclude: (i) asset impairment losses and other restructuring charges; (ii) reorganization items; and (iii) other items. We reference these non-GAAP financial measures as a management group frequently in our decision making because they provide supplemental information that facilitates internal comparisons to historical operating performance of prior periods and external comparisons to competitors' historical operating performance. Institutional investors generally look to Adjusted EBITDA in measuring performance, among other things. We use Adjusted EBITDA to facilitate quantification of planned business activities and enhance subsequent follow-up with comparisons of actual to planned Adjusted EBITDA. We are disclosing these non- GAAP financial measures in order to provide transparency to investors. Adjusted EBITDA is not a recognized term under GAAP and does not purport to be an alternative to earnings from operations as an indicator of operating performance or to cash flows from operating activities as a measure of liquidity. Because not all companies use identical calculations, these presentations of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. Additionally, Adjusted EBITDA is not intended to be a measure of free cash flow for management's discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements.